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                                                                EXHIBIT 4.3



                            CERTIFICATE OF TRUST
                                     OF
                               CAPITOL TRUST I

THIS CERTIFICATE OF TRUST OF CAPITOL TRUST I (the "Trust"), dated November 25, 1997, is being duly executed and filed by FIRST CHICAGO DELAWARE INC., a Delaware corporation, Joseph D. Reid, Robert C. Carr and Linda D. Pavona, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

1.   NAME.  The name of the business trust formed hereby is CAPITOL TRUST I.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is First Chicago Delaware Inc., 300 King St., Wilmington, Delaware 19801.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on November 25, 1997.

IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                        FIRST CHICAGO DELAWARE INC.
                                        as trustee


                                        By: /s/ John Prendiville
                                           ------------------------

                                           /s/ Joseph D. Reid
                                           ------------------------
                                             Joseph D. Reid
                                             as trustee

                                           /s/ Robert C. Carr
                                           ------------------------
                                             Robert C. Carr
                                             as trustee

                                           /s/ Linda D. Pavona
                                           ------------------------
                                             Linda D. Pavona
                                             as trustee